AMENDMENT NO. 1 (THIS "AMENDMENT") TO EMPLOYMENT AGREEMENT (THE "AGREEMENT"),
                 ORIGINALLY MADE AS OF AUGUST 14, 1998, BETWEEN
            EURO BROKERS INVESTMENT CORPORATION AND WALTER E. DULSKI

      The undersigned parties, pursuant to Section 15 of the Agreement, hereby agree to amend the Agreement as follows:

1. In Section 1 of the Agreement, the Termination Date is hereby changed from August 31, 2001 to August 31, 2002.

2. The following two sentences are hereby inserted into Section 2.1 of the Agreement immediately after the existing first sentence thereof:

           "Dulski shall be primarily charged with identifying new business opportunities for the Company. The Company shall not require Dulski to work out of any office locations other than its New York City office and its Stamford, Connecticut office.

      As amended hereby, the Agreement remains in full force and effect.

      IN WITNESS WHEREOF, the parties have executed this Amendment as of this 11th day of August, 2000.

                               EURO BROKERS INVESTMENT CORPORATION


                               By: /s/ KEITH REIHL
                                   ------------------------------------
                                       Keith Reihl

Chief Operating Officer
Agreed:

/s/ WALTER E. DULSKI
-------------------------------
Walter E. Dulski